Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
January, 1997

Scheduled Maturity                                      9/15/98


Coupon                                                  5.8000%


Excess Protection Level
   3 Month Average  5.23%
     January, 1997  3.94%
     December, 1996  5.73%
     November, 1996  6.02%



Cash Yield                                              17.75%


Investor Charge Offs                                    4.73%


Base Rate                                               9.07%


Over 35 Day Delinquency                                 4.97%


Seller's Interest                                       20.58%


Total Payment Rate                                      10.80%


Total Principal Balance                                $7,376,458,173.22


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,518,124,839.86